Semiannual Report

October 31, 1998

INVESCO Stock Funds, Inc.
(Formerly known as INVESCO
Capital Appreciation Funds, Inc.)

Dynamics
Growth & Income
Endeavor

INVESCO
YOU SHOULD KNOW WHAT INVESCO KNOWS.(TM)

Market Overview                                                    November 1998
     "It was the best of times, it was the worst of times." For many investors, the opening of Charles Dickens' A Tale of Two Cities best describes their investments in 1998. On one hand, investments in many large, domestic blue chip companies have performed well. However, for investors in emerging markets and small-cap stocks, it has been a rather different story.
     This has been a year that tested the skills of even the most experienced investor, with the domestic equity markets reaching unprecedented heights in the spring of '98, suffering a severe correction, and then rallying again. But what has really changed in 1998?
     Economy: The domestic economy continues to expand even though many developing nations are enduring recessions. With U.S. unemployment at record low levels and real wages accelerating, consumers have been willing to spend. It is important to remember that consumer spending is responsible for approximately two-thirds of Gross Domestic Product. In addition, lower interest rates on mortgages have enticed homeowners to refinance, increasing their disposable income.
     Interest rates: As the global financial crisis intensified during the last year, the threat of an overheating economy diminished, and interest rates declined significantly -- with Treasury yields reaching levels not seen since the 1960s. In addition, worries over the bailout of the hedge fund Long-Term Capital Management combined with a global credit crunch caused the Federal Reserve Board to lower the Fed funds rate by 25 basis points three times in a seven-week period in the fall of '98. This was the first move by the Fed since it increased the Fed funds rate in the spring of '97.
     Corporate Earnings: The strong U.S. dollar, intense price competition worldwide, and slowing global economies have decreased revenues for many multinationals, squeezing corporate profits. Furthermore, increasing wages (due to the tight labor market) are also putting pressure on profit margins, and the growth rate in corporate earnings has slowed.
     Market Volatility: The last four years have been rewarding for investors, as domestic equity markets produced above-average returns with limited volatility. However, this year volatility returned to the markets; August 1998 marked the worst month for equities since October 1987. For the long-term investor, volatility is just part of the price of doing business when investing in equities.
     As we move into 1999, the market environment for domestic equities has changed to an extent; yet, in many respects, it remains similar to the last four years. Low inflation, declining interest rates, and positive domestic economic growth lend support to the underlying fundamentals for equities. Granted, the slowdown in many international economies may retard growth here at home, but it appears that our economy is strong enough to weather the storm.
     The U.S. remains the one global economic superpower. Compared to many international firms, domestic companies are highly efficient, productive, and profitable. The strong dollar and intense price competition have slowed the rate of growth in earnings in 1998, but the earnings outlook for 1999 appears brighter as many international economies start to recover. In addition, equity markets are forward-looking in nature and seem to be telling us that the worst of the global financial crisis may be over. However, investors should continue to expect heavy day-to-day volatility in the equity markets and remain focused on their long-term goals.

New Investment Opportunities
     INVESCO is proud to announce the addition of two new stock funds for its shareholders. INVESCO Growth & Income Fund (7/98) and Endeavor Fund (10/98) join



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INVESCO  Dynamics  Fund as part of INVESCO  Stock  Funds,  Inc.  If you have any questions regarding these new funds, please feel free to call an INVESCO representative at 1-800-525-8085.

INVESCO Stock Funds, Inc.
     The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Stock Funds, Inc., plus reinvested dividends and capital gain distributions, for the 10-year period ended 10/31/98 or since inception through 10/31/98. The chart and other total return figures cited reflect each fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1),(2)

--------------------------------------------------------------------------------
                       STYLE                                       Market Cap
          VALUE     Blend          GROWTH               RANGE      MEDIAN
--------------------------------------------------------------------------------
Large-    INVESCO   INVESCO   INVESCO                    $10       $30 to
cap       Value     Growth &  Blue Chip              billion & up  $60 billion
          Equity    Income    Growth
--------------------------------------------------------------------------------
Mid-                          INVESCO    INVESCO      $1 billion   $1 to
cap                           Dynamics   Endeavor  to $10 billion  5 billion
--------------------------------------------------------------------------------
Small-    INVESCO             INVESCO                  below $1    $450 to
cap       Small               Small Company            billion     800 billion
          Company             Growth Fund
          Value
--------------------------------------------------------------------------------

INVESCO Dynamics Fund
     For the six-month period ended 10/31/98, INVESCO Dynamics Fund had a total return of -13.47%, underperforming the S&P 500, which had a total return of - 0.37%, and the S&P MidCap 400, which had a total return of -10.46%. However, for the one-year period ended 10/31/98, the fund's return of 4.29% significantly outperformed the return of 0.86% for its peer group as defined by the average fund return in the Lipper Capital Appreciation objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1),(2)

Review & Outlook
A Conversation with Tim Miller, Senior Vice President, Growth Team Leader, and Portfolio Manager
After a strong start to the year,  the fund has struggled in the last six months.  Why?
     As conditions in the global equity markets deteriorated over the spring and summer, fears of a global recession intensified. This caused a significant contraction in the security prices of small- to mid-capitalization companies. In my two decades in the investment business, this was one of the quickest and most severe corrections I have ever witnessed. Faster-growing industries and sectors were hit particularly hard, as many of these types of companies experienced losses in market value of greater than 40%. Why were small- and mid-cap stocks hit so hard?
     As investors become more nervous about their investments, they tend to sell small- and mid-cap stocks in order to concentrate their holdings in large, liquid companies with predictable earnings. Many times this defensive over-reaction creates buying opportunities for the patient investor, and we were able to upgrade the quality of the portfolio when the market corrected. What sectors or industries have performed best during the last six months?
     Some of the strongest returns for the fund have been produced by investments in companies involved in cable TV, consumer staples, and health care.


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What areas were disappointing?
     The fund is heavily concentrated in some of the faster-growing sectors of the economy, and investments in technology, computer services, communications, and financial services companies hindered the fund's performance in the last six months. However, over the longer-term, I remain confident that these holdings could produce superior results compared to other areas of the market.

                                 Dynamics Fund
                        Average Annualized Total Return
                               as of 10/31/98 (2)

                                  1 year 4.29%
                        -------------------------------
                                 5 years 14.70%
                        -------------------------------
                                10 years 17.72%
                        -------------------------------

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in INVESCO Dynamics Fund to the value of a $10,000 investment in the S&P 500 Index and S&P MidCap Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the 10 year period ended October 31, 1998.

Does the fund have investments in Internet companies?
     Yes, I'm a firm believer that the Internet will be one of the crucial engines of economic growth over the next three to five years. Traffic on the Internet is doubling every 90 days. With the explosion of information and data transmissions, the need for increased bandwidth from existing phone lines and state-of-the-art telecommunications equipment has created enormous opportunities for certain companies. Firms like America Online, Qwest Communications International, Amazon.Com Inc., and Yahoo! Inc. have established market-leading positions in their respective industries and have a bright future.
What's your near-term outlook?
     I'm becoming cautiously more bullish, although stability in the global financial markets needs to be restored. The reduction in short-term interest rates by the Federal Reserve Board indicates that the Fed is willing to do what is necessary to avoid a recession. Historically speaking, the recent market correction was probably too quick and severe given current economic conditions, and we have already witnessed a sharp bounce back. However, for equity indexes to resume and maintain an upward path, global conditions must improve.


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Graph:
     This graph reflects the allocation of the INVESCO Dynamics Fund's portfolio by value of net assets in basic materials, capital goods, communications services, consumer cyclicals, consumer staples, energy, finances, health care, technology, transportation and cash and equivalent securities as of 10/31/97, 04/30/98 and 10/31/98.

Fund Management
     INVESCO  Dynamics Fund is managed by INVESCO Senior Vice President  Timothy
J. Miller and Thomas R. Wald. Tim, INVESCO's Growth Team Leader, received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
     Thomas R. Wald, a Chartered Financial Analyst, assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

INVESCO  Growth & Income Fund
     Since inception on July 1, 1998, to 10/31/98, INVESCO Growth & Income Fund achieved a return of 18.30%, compared to the figure of -2.57% for the S&P 500 broad market index.(1),(2)

Review & Outlook
A Conversation with Vice President and Portfolio Manager Trent May


Although the fund has only a short history at this point, what are the key factors to its performance thus far?
     I think the fund's strong relative performance can be attributed to our strict investment discipline, which concentrates the portfolio on equity securities of large-capitalization companies that offer excellent growth potential plus current dividends. Since the fund's introduction last summer, our core holdings within the portfolio provided most of the power. But exposure to some of the fastest-growing sectors in the market also aided performance.

What are some of the market sectors that have improved performance?


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     We use a bottom-up approach when selecting securities for the portfolio, so we don't make sector calls. We try to keep the fund well-diversified. When I analyze a stock, I look at the company fundamentals, potential growth prospects, and the ability to grow dividends over time. This emphasis tends to concentrate the portfolio in faster-growing sectors. It is much easier for a firm to increase a dividend if the company's revenues and earnings are growing over time.

     Some of the fund's strongest returns have come from the following sectors or industries:
     o Communications: Regional Bell Operating Companies (RBOCs) like SBC Communications, Bell Atlantic, and AT&T Corp.
     o Pharmaceuticals: Merck & Co., Pfizer Inc., and Lilly Eli & Co.
     o Technology:  Lucent  Technologies  and  International  Business  Machines
(IBM).
Has the fund experienced any disappointments?
     The fund's holdings in the financial services sector hindered performance during the first few months of operations. As the market contracted in late summer and early fall, stock prices of financial services companies plummeted since their revenues and earnings are correlated to the financial markets. Nonetheless, I think our holdings in the financial services sector have excellent long-term potential and in fact many have already started to recover.

                              Growth & Income Fund
                   Cumulative Total Return as of 10/31/98 (2)

                         Since inception (7/98) 18.30%
                   ------------------------------------------

Graph:
     This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (7/1/98) through 10/31/98.

What's your near-term outlook?
     The fund will remain consistent with its investment strategy, focusing on high-quality, market-leading companies which have the ability to increase their revenues, earnings, and dividends over the next three to five years. In regards to the financial markets, I'm becoming more positive on the markets. Although equities may have recovered a little too fast, it is apparent that Alan Greenspan, Chairman of the Federal Reserve Board, will take the necessary measures to stimulate the economy and avoid a recession. Furthermore, the international community is starting to address some worldwide problems, which may help stimulate demand globally. Overall, low inflation and strong domestic demand provide a positive backdrop for stocks.

Graph:

     This graph reflects the allocation of the INVESCO Growth & Income Fund's portfolio by value of net assets in basic materials, capital goods, communications services, consumer cyclicals, consumer staples, energy, finances, health care, technology and cash and equivalent securities as of 10/31/98.

Fund Management
     INVESCO Growth & Income Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.
     Vice President Fritz Meyer is co-manager of the fund, and a 22-year veteran of the investment business. He received his MBA from Amos Tuck School-Dartmouth College, and a BA from Darthmouth. Before joining INVESCO in 1996, Fritz was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc.




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INVESCO Endeavor Fund
Review & Outlook
A Conversation about the new INVESCO Endeavor Fund with Senior Vice President, Growth Team Leader, and Portfolio Manager Tim Miller
INVESCO Endeavor Fund started investment operations on October 28, 1998. What distinguishes this fund from other INVESCO growth funds?
     Endeavor Fund will be aggressively managed to seek long-term capital appreciation. From a structural standpoint, the fund is more like an old-fashioned mutual fund, investing in growth stocks across the capitalization spectrum. In addition, the fund is able to invest up to 25% of its assets in foreign securities. Although this fund may be more volatile than some pure domestic stock funds on a day-to-day basis, I think it possesses excellent long-term growth potential for the patient investor.
So the fund can invest in small-, mid-, and large-capitalization stocks, as well as international equities?
     Yes. We kept the investment restrictions fairly broad so that the fund can take advantage of the best growth opportunities in all markets. However, we will use the same growth investment discipline that has worked so well for us in the past. We follow a three-step selection process:
     First, we look for growth markets or special situations where we feel that the industry or sector can generate above-average growth rates for the next three to five years. We prefer markets and industries where market leadership is in a few hands.
     Next, within these growth markets or sectors, we try to identify market-leading companies with strong, defensible positions. For instance, we look for companies that can differentiate their products from their competitors.
     Once we have isolated the best growth opportunities in these markets, we analyze each company's financial data. At this step, we check the financial numbers to see if our growth projections are consistent with the company's data. Then we make our investment decisions from this pool of candidates.
What sectors or industries will the fund favor?
     I think some of the best growth opportunities in the next three to five years may be found in the following sectors:
     o  Financial Services
     o  Health Care
     o  Communications
     o  Technology
How  will the fund allocate assets among small-, mid-, large-cap stocks?

We will look for the best investment opportunities in each capitalization range. A neutral position for the fund will be 60% of the fund's assets in large-caps, 30% in mid-caps, and 10% in small-caps. Of course, the weightings will change depending on prevailing conditions.
What's your near-term outlook?
     I remain positive on both the market and the economy. For long-term growth investors, recent market volatility has created excellent investment opportunities, and we have positioned the fund to take advantage of these situations.

  Fund Management
     INVESCO Endeavor Fund is managed by members of INVESCO's Growth Team, which is headed by Timothy J. Miller, CFA. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.


(1)The  S&P  500  is  an  unmanaged  index  considered   representative  of  the
performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stock prices.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INVESCO Fund Codes
         These two-digit codes appear after your account number on Investment Summaries and confirmations. You may also use them to request information about specific funds on PAL(R), your Personal Account Line.

         Money Market Funds
         44       U.S. Government Money Fund
         25       Cash Reserves
         40       Tax-Free Money Fund
         Tax-Exempt Funds
         36       Tax-Free Intermediate Bond
         35       Tax-Free Long-Term Bond
         Bond Funds
         33       Short-Term Bond
         47       Intermediate Government Bond
         32       U.S. Government Securities
         30       Select Income
         31       High Yield
         Combination Stock & Bond Funds
         15       Industrial Income
         70       Multi-Asset Allocation
         48       Total Return
         71       Balanced
         Stock Funds
         21       Growth & Income
         61       Endeavor
         10       Growth
         20       Dynamics
         60       Small Company Growth
         46       Value Equity
         74       Small Company Value
         23       S&P 500 Index Fund
         Sector Funds
         50       Energy
         59       Environmental Services
         57       Financial Services
         51       Gold
         52       Health Sciences
         53       Leisure
         42       Realty
         55       Technology
         58       Utilities
         38       Worldwide Capital Goods
         39       Worldwide Communications
         International Funds
         09       International Blue Chip
         49       International Growth

         43       Emerging Markets
         41       Asian Growth
         54       Pacific Basin
         56       European
         37       European Small Company
         34       Latin American Growth


For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

Ten Largest Common Stock Holdings
October 31, 1998

Description                   Value
--------------------------------------
Dynamics Fund
America Online            $28,462,000
Sofamor/Danek Group        28,058,662
Watson Pharmaceuticals     19,774,688
Edwards (J D) & Co         19,650,000
Zions Bancorp              19,229,850
Tandy Corp                 18,422,381
COLT Telecom Group PLC
  Sponsored ADR Representing
  4 Ord Shrs               17,981,250
Omnicom Group              17,797,500
Xilinx Inc                 17,639,227
General Dynamics           17,282,750

Endeavor Fund
America Online            $   724,256
PepsiCo Inc                   712,125
Microsoft Corp                709,362
Lilly (Eli) & Co              590,844
Texas Instruments             588,225
SBC Communications            588,169
Merck & Co                    581,575
Pfizer Inc                    568,756
Philip Morris                 557,262
Citigroup Inc                 489,450

Growth and Income Fund
Citigroup Inc             $ 1,285,748
Pfizer Inc                  1,121,416
General Electric            1,076,250
Microsoft Corp              1,037,575
SBC Communications          1,018,875
Bell Atlantic               1,014,687
Lilly (Eli) & Co              971,250
AT&T Corp                     971,100
Bristol-Myers Squibb          956,366
Merck & Co                    899,412

Statement of Investment Securities
October 31, 1998
UNAUDITED
--------------------------------------------------------------------------------
                                          Shares or
                                          Principal
%    Description                          Amount       Value
--------------------------------------------------------------------------------
Dynamics Fund
90.44 COMMON STOCKS
2.36 AEROSPACE & DEFENSE
     Alliant Techsystems(a)               181,500     $12,705,000
     General Dynamics                     292,000      17,282,750
--------------------------------------------------------------------------------
                                                       29,987,750
--------------------------------------------------------------------------------
0.85 AUTO PARTS
     O'Reilly Automotive(a)               275,000      10,759,375
--------------------------------------------------------------------------------
0.47 AUTOMOBILES
     General Motors Class H(a)            155,000       5,928,750
--------------------------------------------------------------------------------
4.99 BANKS
     First Tennessee National             385,000      12,199,688
     North Fork Bancorp                   580,000      11,527,500
     Star Banc                            193,600      14,641,000
     US Trust                              93,000       5,922,938
     Zions Bancorp                        362,400      19,229,850
--------------------------------------------------------------------------------
                                                       63,520,976
--------------------------------------------------------------------------------
1.26 BROADCASTING
     Clear Channel
      Communications(a)                   175,000       7,973,437
     EchoStar Communications
      Class A(a)                          300,000       8,100,000
--------------------------------------------------------------------------------
                                                       16,073,437
--------------------------------------------------------------------------------
4.67 CABLE
     Cablevision Systems Class A(a)       150,000       7,237,500
     Cox Communications Class A(a)        139,700       7,666,037
     Flextech PLC(a)                    1,400,000      13,129,648
     Jones Intercable Class A(a)          250,000       7,015,625
     TCA Cable TV                         502,500      13,912,969
     Tele-Communications Inc
      Liberty Media Group
      Class A(a)                          275,000      10,467,187
--------------------------------------------------------------------------------
                                                       59,428,966
--------------------------------------------------------------------------------
11.90 COMPUTER RELATED
     3Com Corp(a)                         350,000      12,621,875
     Acxiom Corp(a)                       500,000      12,562,500
     Ascend Communications(a)             311,000      15,005,750
     BEA Systems(a)                       435,000       8,523,290
     BMC Software(a)                      250,000      12,015,625
     Cadence Design Systems(a)            306,800       6,557,850
     Citrix Systems(a)                    100,000       7,087,500
     Edwards (J D) & Co(a)                600,000      19,650,000
     Electronic Arts(a)                   100,000       4,112,500
     FORE Systems(a)                      500,000       7,812,500
     Intuit Inc(a)                        300,000      15,150,000
     Keane Inc(a)                         275,000       9,143,750
     Legato Systems(a)                    200,000       7,825,000
     Wind River Systems(a)                307,500      13,472,344
--------------------------------------------------------------------------------
                                                      151,540,484

--------------------------------------------------------------------------------
1.23 ELECTRONICS
     Teradyne Inc(a)                      269,600       8,762,000
     Uniphase Corp(a)                     140,000       6,930,000
--------------------------------------------------------------------------------
                                                       15,692,000
--------------------------------------------------------------------------------
5.73 ELECTRONICS -- SEMICONDUCTOR
     Altera Corp(a)                       200,000       8,325,000
     KLA-Tencor Corp(a)                   405,000      14,934,375
     Linear Technology                    170,000      10,136,250
     Maxim Integrated Products(a)         325,000      11,598,437
     Vitesse Semiconductor(a)             320,000      10,320,000
     Xilinx Inc(a)                        395,000      17,639,227
--------------------------------------------------------------------------------
                                                       72,953,289
--------------------------------------------------------------------------------
0.73 EQUIPMENT -- SEMICONDUCTOR
     Broadcom Corp Class A(a)             111,400       9,239,238
--------------------------------------------------------------------------------
2.82 FINANCIAL
     Capital One Financial                120,000      12,210,000
     Northern Trust                       155,000      11,431,250
     Providian Financial                  155,000      12,303,125
--------------------------------------------------------------------------------
                                                       35,944,375
--------------------------------------------------------------------------------
1.26 GAMING
     Sun International Hotels Ltd(a)      400,000      16,000,000
--------------------------------------------------------------------------------
3.96 HEALTH CARE DRUGS -- PHARMACEUTICALS
     ALZA Corp(a)                         355,000      16,995,625
     Elan Corp PLC Sponsored
      ADR Representing
      Ord Shrs(a)                         195,000      13,662,188
     Watson Pharmaceuticals               355,500      19,774,688
--------------------------------------------------------------------------------
                                                       50,432,501
--------------------------------------------------------------------------------
4.46 HEALTH CARE RELATED
     Allegiance Corp                      450,000      16,734,375
     Becton Dickinson                     285,000      12,005,625
     Sofamor/Danek Group(a)               276,100      28,058,662
--------------------------------------------------------------------------------
                                                       56,798,662
--------------------------------------------------------------------------------
0.14 HOUSEHOLD FURNITURE & APPLIANCES
     Furniture Brands International(a)     84,800       1,823,200
--------------------------------------------------------------------------------
0.98 HOUSEHOLD PRODUCTS
     Clorox Co                            114,000      12,454,500
--------------------------------------------------------------------------------
4.49 INSURANCE
     AFLAC Inc                            400,000      15,250,000
     Hartford Life                        124,940       5,778,475
     Nationwide Financial Services
      Class A                             122,325       5,076,487
     Provident Cos                        197,500       5,739,844
     Torchmark Corp                       344,000      15,050,000
     UNUM Corp                            230,000      10,220,625
--------------------------------------------------------------------------------
                                                       57,115,431
--------------------------------------------------------------------------------
2.45 INVESTMENT BANK/BROKER FIRM
     Legg Mason                           536,400      14,248,125
     Price (T Rowe) Associates            475,000      16,892,187
--------------------------------------------------------------------------------
                                                       31,140,312

--------------------------------------------------------------------------------
1.13 LEISURE TIME
     International Game Technology        350,000       7,896,875
     Royal Caribbean Cruises Ltd          235,000       6,550,625
--------------------------------------------------------------------------------
                                                       14,447,500
--------------------------------------------------------------------------------
0.65 OFFICE EQUIPMENT & SUPPLIES
     Avery Dennison                       200,000       8,287,500
--------------------------------------------------------------------------------
2.44 OIL & GAS RELATED
     Coflexip SA Sponsored ADR
      Representing 1/2 Ord Shr             73,000       3,513,125
     Cooper Cameron(a)                    113,300       3,937,175
     Global Industries Ltd(a)             250,000       2,406,250
     Kerr-McGee Corp                      114,625       4,570,672
     Oryx Energy(a)                       330,000       4,620,000
     Vastar Resources                     150,000       7,171,875
     Weatherford International(a)         180,000       4,893,750
--------------------------------------------------------------------------------
                                                       31,112,847
--------------------------------------------------------------------------------
0.82 PERSONAL CARE
     Estee Lauder Class A                 160,000      10,490,000
--------------------------------------------------------------------------------
0.54 PHOTOGRAPHY & IMAGING
     Gemstar International
      Group Ltd(a)                        125,000       6,828,125
--------------------------------------------------------------------------------
0.45 PUBLISHING
     Tribune Co                           100,000       5,762,500
--------------------------------------------------------------------------------
1.24 RAILROADS
     Kansas City Southern
      Industries                          409,000      15,797,625
--------------------------------------------------------------------------------
6.67 RETAIL
     Abercrombie & Fitch
      Class A(a)                          288,000      11,430,000
     Amazon.Com Inc(a)                     60,000       7,586,250
     Cash America International           568,000       7,100,000
     Costco Cos(a)                        100,000       5,675,000
     Family Dollar Stores                 432,500       7,839,062
--------------------------------------------------------------------------------
     Koninklijke Ahold NV
      Sponsored ADR
      Representing Ord Shrs               300,000      10,031,250
     Meyer (Fred) Inc(a)                  316,200      16,857,412
     Tandy Corp                           371,700      18,422,381
--------------------------------------------------------------------------------
                                                       84,941,355
--------------------------------------------------------------------------------
13.58 SERVICES
     America Online(a)                    224,000      28,462,000
     AXENT Technologies(a)                600,000      15,075,000
     Block (H & R) Inc                    200,000       8,962,500
     Ceridian Corp(a)                     290,000      16,638,750
     CIBER Inc(a)                         339,500       6,662,687
     IMS Health                           185,000      12,302,500

     Omnicom Group                        360,000      17,797,500
     Paychex Inc                          315,000      15,671,250
     Robert Half International(a)         375,000      15,046,875
     Snyder Communications(a)             200,000       7,137,500
     Sterling Commerce(a)                 385,000      13,571,250
     VERITAS Software(a)                   90,000       4,511,250
     WPP Group PLC(a)                   2,230,000      11,091,706
--------------------------------------------------------------------------------
                                                      172,930,768
--------------------------------------------------------------------------------
0.74 TELECOMMUNICATIONS -- CELLULAR
      & WIRELESS
     Western Wireless Class A(a)          465,000       9,416,250
--------------------------------------------------------------------------------
3.47 TELECOMMUNICATIONS -- LONG DISTANCE
     Level 3 Communications(a)            153,200       4,988,575
     Pacific Gateway Exchange(a)          466,100      13,458,638
     Qwest Communications
      International(a)                    340,000      13,302,500
     Yahoo! Inc(a)                         95,000      12,430,159
--------------------------------------------------------------------------------
                                                       44,179,872
--------------------------------------------------------------------------------
2.82 TELEPHONE
     Century Telephone Enterprises        247,500      14,061,094
     COLT Telecom Group PLC
      Sponsored ADR
      Representing 4 Ord Shrs(a)          350,000      17,981,250
     NEXTLINK Communications
      Class A(a)                          150,000       3,843,750
--------------------------------------------------------------------------------
                                                       35,886,094
--------------------------------------------------------------------------------
0.58 TEXTILE -- APPAREL MANUFACTURING
     Polo Ralph Lauren(a)                 163,300       3,398,681
     Warnaco Group Class A                156,000       3,987,750
--------------------------------------------------------------------------------
                                                        7,386,431
--------------------------------------------------------------------------------
0.56 TOYS
     Hasbro Inc                           202,700       7,107,169
--------------------------------------------------------------------------------
     TOTAL COMMON STOCKS
      (Cost $1,029,594,284)                        $1,151,407,282
--------------------------------------------------------------------------------
0.76 PREFERRED STOCKS
0.76 AUTOMOBILES
     Porsche AG Non-Voting Pfd
      (Cost $10,864,437)                    5,500       9,730,105
--------------------------------------------------------------------------------
8.80 SHORT-TERM INVESTMENTS --
      COMMERCIAL PAPER
2.48 CONSUMER FINANCE
     American Express Credit
      5.350%, 11/3/1998              $ 31,551,000      31,551,000
--------------------------------------------------------------------------------
3.14 FINANCIAL
     Associates Corp of
      North America
      5.680%, 11/2/1998              $ 40,000,000      40,000,000

--------------------------------------------------------------------------------
3.18 INSURANCE
     CIGNA Corp
      5.410%, 11/4/1998              $ 40,523,000      40,523,000
--------------------------------------------------------------------------------
     TOTAL SHORT-TERM INVESTMENTS
      (Cost $112,074,000)                             112,074,000
--------------------------------------------------------------------------------
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
     (Cost $1,152,532,721)
     (Cost for Income Tax Purposes
     $1,159,230,330)                              $ 1,273,211,387
================================================================================

Endeavor Fund
42.61 COMMON STOCKS
1.76 BANKS
     BankAmerica Corp                      5,200          298,675
     US Bancorp                            8,100          295,650
--------------------------------------------------------------------------------
                                                          594,325
--------------------------------------------------------------------------------
2.11 BEVERAGES
     PepsiCo Inc                          21,100          712,125
--------------------------------------------------------------------------------
0.85 CABLE
     TCA Cable TV                         10,400          287,950
--------------------------------------------------------------------------------
0.89 COMMUNICATIONS -- EQUIPMENT &
       MANUFACTURING
     Comverse Technology(a)                6,500          299,000
--------------------------------------------------------------------------------
6.90 COMPUTER RELATED
     Dell Computer(a)                      4,400          288,750
     Edwards (J D) & Co(a)                 9,600          314,400
     International Business Machines       2,900          430,469
     Intuit Inc(a)                         3,000          151,500
     Mercury Interactive(a)                3,500          145,250
     Microsoft Corp(a)                     6,700          709,362
     USWeb Corp(a)                         9,700          139,438
     Wind River Systems(a)                 3,400          148,963
--------------------------------------------------------------------------------
                                                        2,328,132
--------------------------------------------------------------------------------
0.43 ELECTRONICS
     Level One Communications(a)           5,500          144,719
--------------------------------------------------------------------------------
3.88 ELECTRONICS -- SEMICONDUCTOR
     Altera Corp(a)                        6,900          287,212
     Applied Micro Circuits(a)             6,100          146,400
     Photronics Inc(a)                     6,600          143,962
     SIPEX Corp(a)                         5,200          144,300
     Texas Instruments                     9,200          588,225
--------------------------------------------------------------------------------
                                                        1,310,099

--------------------------------------------------------------------------------
1.29 ENTERTAINMENT
     Time Warner                           4,700          436,219
--------------------------------------------------------------------------------
2.37 FINANCIAL
     Citigroup Inc                        10,400          489,450
     Providian Financial                   3,900          309,563
--------------------------------------------------------------------------------
                                                          799,013
--------------------------------------------------------------------------------
0.85 GAMING
     Sun International Hotels Ltd(a)       7,200          288,000
--------------------------------------------------------------------------------
5.16 HEALTH CARE DRUGS -- PHARMACEUTICALS
     Lilly (Eli) & Co                      7,300          590,844
     Merck & Co                            4,300          581,575
     Pfizer Inc                            5,300          568,756
--------------------------------------------------------------------------------
                                                        1,741,175
--------------------------------------------------------------------------------
1.76 HEALTH CARE RELATED
     Allegiance Corp                       4,000          148,750
     Sofamor/Danek Group(a)                4,400          447,150
--------------------------------------------------------------------------------
                                                          595,900
--------------------------------------------------------------------------------
0.86 INVESTMENT BANK/BROKER FIRM
     Legg Mason                           10,900          289,531
--------------------------------------------------------------------------------
0.42 MANUFACTURING
     Tyco International Ltd                2,300          142,456
--------------------------------------------------------------------------------
0.44 PERSONAL CARE
     Gillette Co                           3,300          148,294
--------------------------------------------------------------------------------
0.91 POLLUTION CONTROL
     Waste Management                      6,800          306,850
--------------------------------------------------------------------------------
0.86 RETAIL
     Home Depot                            6,700          291,450
--------------------------------------------------------------------------------
4.79 SERVICES
     America Online(a)                     5,700          724,256
     AXENT Technologies(a)                 6,200          155,775
     Ceridian Corp(a)                      5,200          298,350
     Robert Half International(a)         10,900          437,363
--------------------------------------------------------------------------------
                                                        1,615,744
--------------------------------------------------------------------------------
0.88 TELECOMMUNICATIONS -- LONG DISTANCE
     Lycos Inc(a)                          7,300          296,562
--------------------------------------------------------------------------------
3.55 TELEPHONE
     COLT Telecom Group PLC
      Sponsored ADR
      Representing 4 Ord Shrs(a)           5,900          303,113
     MetroNet Communications
      Class B Non-Voting Shrs(a)          13,400          308,200
     SBC Communications                   12,700          588,169
--------------------------------------------------------------------------------
                                                        1,199,482
--------------------------------------------------------------------------------

1.65 TOBACCO
     Philip Morris                        10,900          557,262
--------------------------------------------------------------------------------
     TOTAL COMMON STOCKS
      (Cost $14,018,617)                               14,384,288
--------------------------------------------------------------------------------
1.05 PREFERRED STOCKS
1.05 AUTOMOBILES
     Porsche AG Non-Voting Pfd
      (Cost $353,646)                        200          353,822
--------------------------------------------------------------------------------
56.34 SHORT-TERM INVESTMENTS --
      REPURCHASE AGREEMENTS
     Repurchase  Agreement  with
     State Street dated  10/30/1998
     due 11/2/1998 at 5.350%,
     repurchased at $19,025,478
     (Collateralized  by US
     Treasury Bonds due
     5/15/2017 at 8.750%,
     value $19,361,065)
     (Cost $19,017,000)               19,017,000       19,017,000
--------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
     (Cost $33,389,263)(b)                             33,755,110
================================================================================

Growth and Income Fund
97.10 COMMON STOCKS
0.98 AUTOMOBILES
     Ford Motor                            5,050          273,963
--------------------------------------------------------------------------------
1.48 BANKS
     State Street                          3,335          208,021
     US Bancorp                            5,690          207,685
--------------------------------------------------------------------------------
                                                          415,706
--------------------------------------------------------------------------------
3.85 BEVERAGES
     Coca-Cola Co                         12,100          818,262
     PepsiCo Inc                           7,700          259,875
--------------------------------------------------------------------------------
                                                        1,078,137
--------------------------------------------------------------------------------
1.34 CHEMICALS
     du Pont (E I) de Nemours              6,540          376,050
--------------------------------------------------------------------------------
2.03 COMMUNICATIONS -- EQUIPMENT &
      MANUFACTURING
     Lucent Technologies                    7,100         569,331
--------------------------------------------------------------------------------
10.99 COMPUTER RELATED
     Cisco Systems(a)                       5,400         340,200
     Compaq Computer                        9,490         300,121
     Dell Computer(a)                       8,375         549,609
     International Business Machines        3,800         564,063
     Microsoft Corp(a)                      9,800       1,037,575
     Oracle Corp(a)                         9,750         288,234
--------------------------------------------------------------------------------
                                                        3,079,802
--------------------------------------------------------------------------------

0.88 CONSUMER FINANCE
     American Express                       2,800         247,450
--------------------------------------------------------------------------------
3.84 ELECTRICAL EQUIPMENT
     General Electric                      12,300       1,076,250
--------------------------------------------------------------------------------
2.72 ELECTRONICS -- SEMICONDUCTOR
     Altera Corp(a)                         5,135         213,744
     Intel Corp                             6,150         548,503
--------------------------------------------------------------------------------
                                                          762,247
--------------------------------------------------------------------------------
3.73 ENTERTAINMENT
     Disney (Walt) Co                      32,600         878,163
     Time Warner                            1,800         167,063
--------------------------------------------------------------------------------
                                                        1,045,226
--------------------------------------------------------------------------------
8.52 FINANCIAL
     Associates First Capital Class A       3,700         260,850
     Citigroup Inc                         27,320       1,285,748
     Fannie Mae                            11,850         839,128
--------------------------------------------------------------------------------
                                                        2,385,726
--------------------------------------------------------------------------------
19.22 HEALTH CARE DRUGS -- PHARMACEUTICALS
     Bristol-Myers Squibb                   8,650         956,366
     Johnson & Johnson                     10,900         888,350
     Lilly (Eli) & Co                      12,000         971,250
     Merck & Co                             6,650         899,412
     Pfizer Inc                            10,450       1,121,416
     Schering-Plough Corp                   2,650         272,619
     Warner-Lambert Co                      3,500         274,313
--------------------------------------------------------------------------------
                                                        5,383,726
--------------------------------------------------------------------------------
4.13 HOUSEHOLD PRODUCTS
     Colgate-Palmolive Co                   3,000         265,125
     Procter & Gamble                      10,050         893,194
--------------------------------------------------------------------------------
                                                        1,158,319
--------------------------------------------------------------------------------
2.69 INSURANCE
     American International Group           8,825         752,331
--------------------------------------------------------------------------------
1.03 MANUFACTURING
     Tyco International Ltd                 4,650         288,009
--------------------------------------------------------------------------------
8.23 OIL & GAS RELATED
     Chevron Corp                           8,900         725,350
     Conoco Inc Class A(a)                 24,255         603,343
     Exxon Corp                            10,150         723,187
     Schlumberger Ltd                       4,850         254,625
--------------------------------------------------------------------------------
                                                        2,306,505
--------------------------------------------------------------------------------
0.93 PERSONAL CARE
     Gillette Co                            5,800         260,638
--------------------------------------------------------------------------------
6.59 RETAIL
     CVS Corp                               5,550         253,566
     Dayton Hudson                          6,000         254,250
     Home Depot                             6,050         263,175
     Safeway Inc(a)                         5,750         274,922

     Wal-Mart Stores                       11,600         800,400
--------------------------------------------------------------------------------
                                                        1,846,313
--------------------------------------------------------------------------------
3.47 TELECOMMUNCIATIONS -- LONG DISTANCE
     AT&T Corp                             15,600         971,100
--------------------------------------------------------------------------------
7.26 TELEPHONE
     Bell Atlantic                         19,100       1,014,687
     SBC Communications                    22,000       1,018,875
--------------------------------------------------------------------------------
                                                        2,033,562
--------------------------------------------------------------------------------
3.19 TOBACCO
     Philip Morris                         17,500         894,687
--------------------------------------------------------------------------------
     TOTAL COMMON STOCKS
      (Cost $26,233,017)                               27,205,078
--------------------------------------------------------------------------------
0.48 PREFERRED STOCKS
0.48 COMPUTER RELATED
     SAP AG Sponsored ADR
      Representing 1/12 Pfd Shr
      (Cost $176,628)                      3,180          134,156
--------------------------------------------------------------------------------
2.42 SHORT-TERM INVESTMENTS --
      REPURCHASE AGREEMENTS
     Repurchase  Agreement  with
       State Street dated  10/30/1998
       due 11/2/1998 at 5.350%,
       repurchased at $679,303
       (Collateralized by US
       Treasury Bonds due
       5/15/2017 at 8.750%,
       value $697,798)
      (Cost $679,000)                    679,000          679,000
--------------------------------------------------------------------------------
100.00      TOTAL INVESTMENT SECURITIES AT VALUE
     (Cost $27,088,645)
     (Cost for Income Tax Purposes
     $27,201,015)                                      28,018,234
================================================================================

(a)   Security is non-income producing.
(b)   Also represents cost for income tax purposes.

See Notes to Financial Statements

Statement of Assets and Liabilities
October 31, 1998
UNAUDITED

                                                                                Growth and
                                                Dynamics        Endeavor            Income
                                                    Fund            Fund              Fund
--------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                              $1,152,532,721 $    33,389,263     $  27,088,645
============================================================================================
  At Value(a)                             $1,273,211,387 $    33,755,110     $  28,018,234
Cash                                           2,607,903               0                51
Receivables:
  Investment Securities Sold                  26,481,854               0           370,052
  Fund Shares Sold                            10,154,565       3,615,306         1,191,907
  Dividends and Interest                         372,727           5,652            31,431
Prepaid Expenses and Other Asset                 128,693               0            80,224
--------------------------------------------------------------------------------------------
TOTAL ASSETS                               1,312,957,129      37,376,068        29,691,899
--------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Custodian                                            0       3,930,006                 0
  Investment Securities Purchased             44,275,740      14,371,078           632,243
  Fund Shares Repurchased                      8,649,848          38,225           627,120
Depreciation on Forward Foreign Currency Contracts     0           1,185                 0
Accrued Distribution Expenses                    237,605             197             5,077
Accrued Expenses and Other Payables               42,476             576             2,824
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                             53,205,669      18,341,267         1,267,264
--------------------------------------------------------------------------------------------
Net Assets at Value                       $1,259,751,460 $    19,034,801     $  28,424,635
============================================================================================
NET ASSETS
Paid-in Capital(b)                        $1,081,204,325 $    18,662,386     $  25,761,356
Accumulated Undistributed Net Investment
  Income (Loss)                               (2,676,796)          6,568            14,839
Accumulated Undistributed Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                60,545,828               0         1,718,851
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                      120,678,103         365,847           929,589
-------------------------------------------------------------------------------------------
Net Assets at Value                       $1,259,751,460 $    19,034,801     $  28,424,635
===========================================================================================
Shares Outstanding                            88,723,371       1,859,364         2,403,046
Net Asset Value, Offering and Redemption
  Price per Share                         $        14.20 $         10.24     $       11.83
===========================================================================================

(a) Investment securities at cost and value at October 31, 1998 include repurchase agreements of $19,017,000 and $679,000 for Endeavor and Growth and Income Funds, respectively.

(b) The Fund has 450 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Dynamics Fund, 100 million have been allocated to Endeavor Fund and 150 million have been allocated to Growth and Income Fund.

See Notes to Financial Statements

Statement of Operations
Period Ended October 31, 1998 (Note 1)
UNAUDITED

                                                                    Growth and
                                           Dynamics      Endeavor       Income
                                               Fund          Fund         Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                $2,472,483     $       0    $  77,448
Interest                                  1,530,128         7,449       24,826
  Foreign Taxes Withheld                    (25,019)            0         (527)
--------------------------------------------------------------------------------
  TOTAL INCOME                            3,977,592         7,449      101,747
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                  3,477,548           591       43,078
Distribution Expenses                     1,606,445           197       14,359
Transfer Agent Fees                       1,210,293             0       12,407
Administrative Fees                         101,387            93        4,195
Custodian Fees and Expenses                 126,413             0        6,093
Directors' Fees and Expenses                 30,363             0          705
Professional Fees and Expenses               30,540             0        8,785
Registration Fees and Expenses               73,500             0       19,229
Reports to Shareholders                      61,372             0          639
Other Expenses                               16,309             0          254
--------------------------------------------------------------------------------
  TOTAL EXPENSES                          6,734,170           881      109,744
  Fees and Expenses Absorbed by
    Investment Adviser                            0             0      (19,929)
  Fees and Expenses Paid Indirectly        (117,781)            0       (2,907)
--------------------------------------------------------------------------------
     NET EXPENSES                         6,616,389           881       86,908
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)             (2,638,797)        6,568       14,839
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                 (53,089,893)            0    1,718,851
  Foreign Currency Transactions             (66,304)            0            0
--------------------------------------------------------------------------------
     Total Net Realized Gain (Loss)     (53,156,197)            0    1,718,851
--------------------------------------------------------------------------------
Change in Net Appreciation (Depreciation) of:
  Investment Securities                (133,494,296)      367,032      929,589
  Foreign Currency Transactions             884,291        (1,185)           0
--------------------------------------------------------------------------------
     Total Net Appreciation
       (Depreciation)                  (132,610,005)      365,847      929,589
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS        (185,766,202)      365,847    2,648,440
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  from Operations                     $(188,404,999) $    372,415   $2,663,279
================================================================================

See Notes to Financial Statements

Statement of Changes in Net Assets

                                                                                    Growth and
                                                    Dynamics             Endeavor       Income
                                                      Fund                   Fund         Fund
                                          Six Months           Year        Period       Period
                                               Ended          Ended         Ended        Ended
                                          October 31       April 30    October 31   October 31
----------------------------------------------------------------------------------------------
                                                1998           1998          1998         1998
                                                                         (Note 1)     (Note 1)
                                           UNAUDITED                    UNAUDITED    UNAUDITED
  OPERATIONS
Net Investment Income (Loss)             $(2,638,797)    $(4,623,573)  $    6,568  $    14,839
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                           (53,156,197)    220,083,978            0    1,718,851
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                 (132,610,005)    236,377,288      365,847      929,589
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                (188,404,999)    451,837,693      372,415    2,663,279
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                0    (133,519,730)           0            0
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares            855,988,867   1,320,495,638   18,716,823   38,824,333
Reinvestment of Distributions                      0     130,727,993            0            0
----------------------------------------------------------------------------------------------
                                         855,988,867   1,451,223,631   18,716,823   38,824,333
Amounts Paid for Repurchases of Shares  (748,131,252) (1,191,638,369)     (54,437) (13,312,977)
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS           107,857,615     259,585,262   18,662,386   25,511,356
----------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets  (80,547,384)    577,903,225   19,034,801   28,174,635
NET ASSETS
Initial Subscription (Note 1)                      0               0            0      250,000
Beginning of Period                    1,340,298,844     762,395,619            0            0
----------------------------------------------------------------------------------------------
End of Period                         $1,259,751,460 $ 1,340,298,844  $19,034,801  $28,424,635
==============================================================================================

Accumulated Undistributed Net
  Investment Income (Loss) Included
  in Net Assets at End of Period   $      (2,676,796)  $     (37,999)  $    6,568 $     14,839

----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                      0               0            0       25,000
Shares Sold                               57,045,159      88,367,135    1,864,689    3,600,203
Shares Issued from Reinvestment of Distributions   0       9,785,039            0            0
----------------------------------------------------------------------------------------------
                                          57,045,159      98,152,174    1,864,689    3,625,203
Shares Repurchased                       (50,018,216)    (79,868,425)      (5,325)  (1,222,157)
----------------------------------------------------------------------------------------------
Net Increase in Fund Shares                7,026,943      18,283,749    1,859,364    2,403,046
==============================================================================================

See Notes to Financial Statements

Notes to Financial Statements
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. (formerly known as INVESCO Equity Funds, Inc. which were formerly known as INVESCO Capital Appreciation Funds, Inc.) (the "Fund") is incorporated in Maryland and presently consists of three seperate Funds: Dynamics Fund, Endeavor Fund and Growth and Income Fund. The investment objectives of each Fund is to seek appreciation of capital. Endeavor and Growth and Income Funds commenced investment operations on October 28, 1998 and July 1, 1998, respectively. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
      Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME-- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such foreign investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

        The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES-- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS-- The Fund enters into short-term forward foreign currecy contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES-- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
      Under an agreeement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Dynamics Fund are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations. Fees and Expenses Paid Indirectly were insignificant for Endeavor Fund.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. For Dynamics Fund, the fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. For Endeavor and Growth and Income Funds the fee is based on the annual rate of 0.75% of each Fund's average net assets.
   A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the period ended October 31, 1998, Dynamics, Endeavor and Growth and Income Funds paid the Distributor $1,638,531, $0 and $9,283, respectively, under the plan of distribution.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Growth and Income Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                                   Purchases          Sales
--------------------------------------------------------------------------------
Dynamics Fund                                       $931,926,699   $886,842,749
Endeavor Fund                                         14,372,263              0
Growth and Income Fund                                33,234,705      8,543,911

   There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting in net appreciation (depreciation) by Fund were as follows:


                                             Gross          Gross           Net
Fund                                  Appreciation   Depreciation  Appreciation
--------------------------------------------------------------------------------
Dynamics Fund                         $159,621,619    $45,640,562   $113,981,057
Endeavor Fund                              380,036         14,189        365,847
Growth and Income Fund                   1,528,745        711,526        817,219

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.
   The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998 benefits are based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
   The independent directors have contributed to a deferred compesnation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Trust Funds.
   Pension expenses for the Dynamics Fund for six months ended October 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $7,750. Unfunded accrued pension costs of $11,095 and pension liability of $56,832 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities for Dynamics Fund.
   Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended October 31, 1998 for Endeavor and Growth and Income Funds.

NOTE 6 --LINE OF CREDIT. Dynamics Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1998, there were no such borrowings.

Financial Highlights
  -- Dynamics Fund
(For a Fund Share Outstanding Throughout Each Period)

                                              Six Months
                                                   Ended
                                              October 31            Year Ended April 30
-----------------------------------------------------------------------------------------------------
                                                    1998     1998     1997     1996     1995     1994
                                               UNAUDITED
PER SHARE DATA

Net Asset Value -- Beginning of Period            $16.41   $12.02   $13.61   $11.38   $ 10.15 $ 10.89
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)                       (0.03)   (0.05)   (0.04)    0.02      0.03   (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (2.18)    6.39    (0.19)    3.94      1.34    1.99
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                   (2.21)    6.34    (0.23)    3.96      1.37    1.97
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)             0.00     0.00     0.00     0.02      0.03    0.00
Distributions from Capital Gains                    0.00     1.95     1.36     1.71      0.11    2.71
-----------------------------------------------------------------------------------------------------
Total Distributions                                 0.00     1.95     1.36     1.73      0.14    2.71
Net Asset Value -- End of Period               $   14.20   $16.41   $12.02   $13.61   $ 11.38 $ 10.15
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                  (13.47%)(b)  56.42%   (2.34%)  36.32%    13.57%  17.86%


RATIOS
Net Assets -- End of Period ($000 Omitted)   $ 1,259,751 $1,340,299 $762,396 $778,416 $421,600 $287,293
Ratio of Expenses to Average Net Assets      0.53%(b)(c)   1.08%(c) 1.16%(c) 1.14%(c) 1.20%(d)    1.17%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                       (0.21%)(b)    (0.43%)  (0.31%)    0.16% 0.33%(d)  (0.37%)
Portfolio Turnover Rate                           73%(b)       178%     204%     196%     176%     169%

(a) Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.
(b) Based on operations for the period shown and, accordingly, are not representative of a full year.
(c) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(d) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

   -- Endeavor Fund
(For a Fund Share Outstanding Throughout the Period)

                                                               Period
                                                                Ended
                                                              October 31
--------------------------------------------------------------------------------
                                                               1998(a)
                                                              UNAUDITED


PER SHARE DATA
Net Asset Value -- Beginning of Period                        $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.00
Net Gains on Securities (Both Realized and Unrealized)           0.24
--------------------------------------------------------------------------------
Total from Investment Operations                                 0.24
Net Asset Value -- End of Period                             $  10.24
================================================================================

TOTAL RETURN                                                    2.40%  (b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                    $19,035
Ratio of Expenses to Average Net Assets                         0.01%  (b)
Ratio of Net Investment Income to Average Net Assets            0.07%  (b)
Portfolio Turnover Rate                                            0%  (b)


(a)  From October 28, 1998, commencement of operations, to October 31, 1998.
(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

   -- Growth and Income Fund
(For a Fund Share Outstanding Throughout the Period)

                                                                Period
                                                                 Ended
                                                              October 31
--------------------------------------------------------------------------------
                                                                1998(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                         $ 10.00

--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                             0.01
Net Gains on Securities (Both Realized and Unrealized)            1.82
--------------------------------------------------------------------------------
Total from Investment Operations                                  1.83

Net Asset Value -- End of Period                               $ 11.83
================================================================================

TOTAL RETURN                                                     18.30%  (b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                     $28,425
Ratio of Expenses to Average Net Assets(c)(d)                     0.52%  (b)
Ratio of Net Investment Income to Average Net Assets(d)           0.09%  (b)
Portfolio Turnover Rate                                             44%  (b)

(a)  From July 1, 1998,  commencement of investment  operations,  to October 31,
     1998.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any offset arrangements.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended October 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.64% (not annualized) and the ratio of net investment loss to average net assets would have been (0.03%)(not annualized).

EasiVest makes it easy to pay yourself first.

         It seems that for most of us the hardest part of investing at regular intervals comes down to simply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

         After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

Using EasiVest is one of the few time when you'll find the easy way may also be one of the best.

         For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

         Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

         Like other investment systems, periodic investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

         Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

          1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

          2. Enclose an unsigned, personal check or savings deposit slip marked "Void."

          3.   Place  a  voided  check  or  savings   deposit  slip  and  signed
               authorization form in an envelope; then mail it to us.

         It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

         Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund___________________________________ Acct.#_______________________________

$__________________________ ($50 minimum)           ___ 7th           ___21st


----------------------------------------------------------------------------
Bank Name

----------------------------------------------------------------------------
Bank Street Address

----------------------------------------------------------------------------
City, State, Zip

----------------------------------------------------------------------------
ABA Number (available from your bank)         Bank Phone Number

_______________________________ This is a __Checking Account __ Savings Account Bank Account Number

----------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)

----------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)

----------------------------------------------------------------------------
Owner Street Address

----------------------------------------------------------------------------
City, State, Zip

----------------------------------------------------------------------------
Signature                                                               Date

----------------------------------------------------------------------------
Signature                                                               Date

----------------------------------------------------------------------------
Daytime Telephone Number                            Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.